SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934


                               October 20, 1997
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                             THE MEAD CORPORATION
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


               Ohio                1-2267              31-0535759
          --------------         ----------          --------------
           (State of             Commission          (IRS Employer
          Incorporation)            File             Identification
                                                        Number)

             Mead World Headquarters, Courthouse Plaza, Northeast
                             Dayton, Ohio  45463
             ----------------------------------------------------
                   (Address of principal executive offices)


                                 937-495-6323
                         ----------------------------
                         (Registrant's telephone No.)


                                Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



          ITEM I.   CHANGES IN CONTROL OF REGISTRANT

                    Not applicable.

          ITEM II.  ACQUISITION OR DISPOSITION OF ASSETS

                    Not applicable.

          ITEM III. BANKRUPTCY OR RECEIVERSHIP

                    Not applicable.

          ITEM IV.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                    Not applicable.

          ITEM V.   OTHER EVENTS

                    On October 20, 1997, The Mead Corporation (the "Company") entered into a Distribution Agreement, dated October 20, 1997, with Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Agents"), relating to the sale by the Company through the Agents from time to time of up to $154,000,000 aggregate offering price of the Company's Medium-Term Notes, Series A Due Nine Months to Thirty Years from Date of Issue (the "Notes"). The Notes are to be issued under the Indenture, dated as of October 20, 1997, between the Company and Citibank N.A., as trustee.

          ITEM VI.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                    Not applicable.

          ITEM VII. FINANCIAL STATEMENTS AND EXHIBITS

                    (a)  Financial Statements:

                    Not applicable.

                    (b)  Pro Forma Financial Information:

                    Not applicable.

                    (c)  Exhibits:

                         1.2 Distribution Agreement, dated October 20, 1997, between The Mead
                                  Corporation and Goldman, Sachs & Co.
                                  and Merrill Lynch, Pierce, Fenner &
                                  Smith Incorporated.

                         4(g)     Indenture, dated as of October 20,
                                  1997, between The Mead Corporation
                                  and Citibank, N.A.

                         4(g)-1   Form of Fixed Rate Note.

                         4(g)-2   Form of Floating Rate Note.

                         5(a) Opinion of David L. Santez, Assistant Secretary and Associate General
                                  Counsel.

                         5(b)     Opinion of Skadden, Arps, Slate,
                                  Meagher & Flom LLP, special counsel
                                  to the Registrant.

          ITEM VIII.     CHANGES IN FISCAL YEAR

                    Not applicable.



                                    Signatures

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          The Mead Corporation
                                          (Registrant)

          Date:  October 27, 1997         /s/ David L. Santez
                 Dayton, Ohio             David L. Santez, Esq.
                                          Assistant Secretary and
                                          Associate General Counsel



                                  EXHIBIT INDEX

                                                                   Page

          1.2 Distribution Agreement, dated October 20, 1997, between The Mead Corporation and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          4(g) Indenture, dated as of October 20, 1997, between The Mead Corporation and
                   Citibank, N.A.

          4(g)-1   Form of Fixed Rate Note.

          4(g)-2   Form of Floating Rate Note.

          5(a)     Opinion of David L. Santez, Assistant
                   Secretary and Associate General Counsel.

          5(b)     Opinion of Skadden, Arps, Slate, Meagher
                   & Flom LLP, special counsel to the
                   Registrant.